Exhibit 10.1

AMENDMENT TO EMPLOYMENT AGREEMENT

THIS AMENDMENT AGREEMENT is made as of the 5th of August, 2010

BETWEEN:

Ness AT Ltd.
With offices at Kiryat Atidim,
Tel Aviv, Israel (the “Company”)

Mr. Effi Kotek
(the “Executive”)

WHEREAS, the Parties have previously entered into an Employment Agreement dated as of  March 11, 2010 (the “Employment Agreement”), setting forth the terms and conditions of the employment relationship of the Executive with the Company;

WHEREAS, the Parties desire to amend the provisions of the Employment Agreement in the manner hereinafter appearing;

NOW, THEREFORE, in consideration of the premises, and intending to be legally bound, the parties hereto hereby agree as follows:

The Employment Agreement shall hereby be amended as follows:

In section 6 (b) the term specified in section )ii) (termination by the Company) and (iii) (resignation by the Executive) shall be extended to nine months.

IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

Ness A.T. Ltd.	BY:	/s/ Sachi Gerlitz
Sachi Gerlitz
Title: President & CEO

	BY:	/s/ Ofer Segev
Ofer Segev
Title: EVP & CFO

The Executive	BY:	/s/ Effi Kotek
Effi Kotek